FOURTH AMENDMENT TO THE
GPI US CONSOLIDATED PENSION PLAN
(As Amended and Restated Effective January 1, 2017)

WHEREAS, Graphic Packaging International, LLC (“GPI”) sponsors the GPI US Consolidated Pension Plan (the “Consolidated Plan”) and the 2018 US Graphic Packaging International Pension Plan (the “2018 Plan”); and

WHEREAS, Section 4.1 of the Master Document of the Consolidated Plan provides that GPI’s Board of Directors (the “Board”) has the authority to amend the Consolidated Plan at any time, and Section 4.4 of the Master Document provides that the Board has the authority to terminate the Consolidated Plan at any time; and

WHEREAS, Section 12.1 of the 2018 Plan provides that the Board has the authority to amend the 2018 Plan at any time; and

WHEREAS, certain participants in the Consolidated Plan are eligible to continue accruing benefits under the Consolidated Plan as of December 31, 2018 (the “Active Population”); and

WHEREAS, on July 31, 2018, the Board resolved that (i) the Consolidated Plan be terminated effective as of the close of business on December 31, 2018, (the “Termination”), and (ii) the portion of the Consolidated Plan that cover the Active Population be spun-off and merged into the 2018 Plan immediately prior to the Termination (the “Spinoff’); and

WHEREAS, it is anticipated that, as of December 31, 2018, the Consolidated Plan’s records for certain terminated participants in the Field Container Company, L.P. and Related Entities Pension Subplan of the Consolidated Plan will continue to be missing Social Security Numbers, first and middle names, dates of hire and termination, addresses, vesting service and benefit service (the “Participants Missing Identifying Data”); and

WHEREAS, on November 12, 2018, the Retirement Committee of Graphic Packaging International, LLC (the “Retirement Committee”) resolved that the portion of the Consolidated Plan that cover the Participants Missing Identifying Data be included in the Spinoff such that the Participants Missing Identifying Data will be spun-off and merged into the 2018 Plan immediately prior to the Termination; and

WHEREAS, in connection with the Spinoff and Termination, the Board has authorized the Retirement Committee to take any action it may deem helpful or necessary to effectuate the Spinoff and Termination, including, but not limited to, the approval and execution of amendments to the Consolidated Plan to (i) effectuate the Spinoff and Termination, (ii) provide for a limited lump-sum window to be offered in connection with the Termination; and (iii) make such other changes that the Retirement Committee may determine are helpful or necessary to effectuate the Termination, each subject to such specific details as shall be determined by the Retirement Committee; and

WHEREAS, the Retirement Committee deems it desirable to amend the Consolidated Plan to effectuate the Spinoff and Termination, to provide for a limited lump-sum window to be offered in connection with the Termination and to make certain additional changes in connection therewith.

NOW, THEREFORE, BE IT RESOLVED, that the Consolidated Plan be and hereby is amended as follows:

1.    Effective as of the close of business on December 31, 2018, and immediately prior to the Termination, the portions of the Consolidated Plan that cover the Active Population and the Participants Missing Identifying Data be and hereby is spun-off and merged into the 2018 Plan.

2.    Effective as of the close of business on December 31, 2018, and immediately following the Spinoff, the Consolidated Plan be and hereby is terminated, subject to the approval of the Consolidated Plan’s termination by the Pension Benefit Guaranty Corporation (the “PBGC”). Following the approval of the Consolidated Plan’s termination by the PBGC, the benefits of all participants and beneficiaries shall be satisfied in full through cash distributions to participants, payment to the PBGC, or the purchase of annuities under a group annuity contract, all as determined by the Retirement Committee in its discretion in accordance with applicable PBGC regulations.

3.    Effective as of the termination of the Consolidated Plan, the rights of all participants and beneficiaries to benefits accrued as of the date of such termination, to the extent funded as of such date, shall be 100% vested and nonforfeitable.

4.    Effective as of the close of business on December 31, 2018, Article 2 of the Core Document of the Graphic Packaging Retirement Subplan of the Consolidated Plan is amended by adding the following new Section 2.11 to the end thereof:

2.11    Special Commencement Right Upon Termination
Notwithstanding anything in (i) Section 2.3, or (ii) Article 5 or Article 6 of the applicable Appendix to the contrary, certain individuals may elect to commence their benefits with an Annuity Starting Date on the Final Distribution Date (as defined below), in accordance with this Section.

(a)	Definitions. For purposes of this Section, each of the following terms when capitalized has the respective meaning set forth below:

(i)
Eligible Individual. An “Eligible Individual” is a vested Member, the Beneficiary of a deceased vested Member or the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code of a vested Member, who meets all of the requirements described in Subsections (A) through (C) below:

(A)	The Member, Beneficiary or alternate payee, as applicable, has not attained his or her Required Beginning Date on or before the Final Distribution Date;

(B)	The Member, Beneficiary or alternate payee, as applicable, has not commenced his or her benefit as of an Annuity Starting Date prior to the Final Distribution Date; and

(C)
No portion of the benefit of the Member, Beneficiary or alternate payee, as applicable, is subject to a qualified domestic relations order or other lien that is in effect or pending as of the Final Distribution Date and that would prohibit distribution of such benefit in the form of a single lump-sum payment.

(ii)
Final Distribution Date. The “Final Distribution Date” means the date as of which lump-sum payments will be made to Members, Beneficiaries and alternate payees in connection with the termination of the Plan. Within a reasonable period of time following the Final Distribution Date, the Plan’s remaining benefit liabilities shall be satisfied through payments to the PBGC or through the purchase of a group annuity contract from an insurance company selected by the Retirement Committee.

(iii)
Window Election Deadline. The “Window Election Deadline” means the earlier of (i) the date that is 60 days after an Eligible Individual initiates the process of commencing benefits under this Section, or (ii) such administrative date as the Retirement Committee may establish in its sole discretion, which shall be no later than the Final Distribution Date.

(iv)
Window Initiation Period. The “Window Initiation Period” means the period established by the Retirement Committee during which an Eligible Individual may elect to commence his pension pursuant to this Section.

(b)	Payment Options for Eligible Individuals. The following provisions apply to Eligible Individuals who commence their Plan benefits under this Section:

(i)
Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is eligible, or would be eligible if he or she terminated employment, to commence a normal retirement Pension under Section 5.1 of the applicable Appendix, a late retirement Pension under Section 5.2 of the applicable Appendix, an early retirement Pension under Section 5.3 of the applicable Appendix or a vested Pension under Section 5.5 of the applicable

Appendix as of the Final Distribution Date, may elect to receive his or her Pension benefit in the form of a lump-sum payment pursuant to this Section or in any form of benefit otherwise available to the Eligible Individual under Section 6.2 of the applicable Appendix.

(ii)
Non-Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is otherwise not eligible to commence his benefit as of the Final Distribution Date even if he or she terminated employment, may elect to receive his or her Pension benefit in the form of:

(A)    a lump-sum payment pursuant to this Section,

(B)	a single life annuity under Section 6.2(a) of the applicable Appendix,

(C)
if the Eligible Individual is married on the Final Distribution Date, a Qualified Joint and Survivor Annuity, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee, or

(D)
if the Eligible Individual is married on the Final Distribution Date, a 75% joint and survivor annuity under Section 6.2(c) of the applicable Appendix with the Eligible Individual’s Spouse as his Beneficiary, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee.

(iii)
Spousal Consent Requirements. The election of an Eligible Individual who is a Member to waive the normal form of benefit under Section 6.1(b) of the applicable Appendix is subject to Spousal Consent, as described in Section 2.3(a)(ii).

(c)	Calculation of Benefits.

(i)
Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(i) hereof, the benefit payable under this Section shall be calculated under the provisions of the Plan that generally apply to the calculation of such benefit, but disregarding any limitation on the amount of lump sums otherwise payable under the terms of the Plan.

(ii)	Non-Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(ii) hereof, the benefit payable under this Section shall be of Equivalent Actuarial Value to the

Eligible Individual’s Accrued Benefit using the actuarial assumptions for calculating lump sums.

(d)
Election Procedures. An Eligible Individual’s election to commence benefits under this Section must be made in accordance with procedures established by the Retirement Committee. An Eligible Individual’s election to receive payment under this Section must be (i) initiated by the Eligible Individual no later than the last day of the Window Initiation Period and (ii) completed by returning an election form postmarked on or before the Window Election Deadline, unless a later date is required by law due to a delay in the delivery of the election notice to the Eligible Individual. An Eligible Individual who does not notify the Retirement Committee of a change in his or her address by the date established by the Retirement Committee in order for the Eligible Individual to commence a benefit with an Annuity Starting Date on the Final Distribution Date, shall not be eligible to commence his or her benefit under this Section. An Eligible Individual who does not submit a completed election form (including any applicable Spousal Consent) in accordance with this subsection (d) may commence benefits only at the time and in the form determined under the Plan without regard to this Section.

5.    Effective as of the date this Fourth Amendment is executed, Section 1.8A of Appendix 5 of the Graphic Packaging Retirement Subplan of the Consolidated Plan is amended by adding to the end thereof the following new sentence:

Notwithstanding the foregoing, Martin E. Mcguire, Phyllis R. Vaden, James M. Woodard, Danny W. Key, Tammy R. Mise, Jeff W. Vaden, Michael W. Burton, Sherry L. Brockett, Donnie K. Vaden, Leah D. Gregory, Robert F. Gregory, Mark D. Payne, Morris Maynard, Michael W. Richardson, Marjorie D. Key, Lisa L. Richardson and Shannon T. Shoulders shall not be Non-Grandfathered Members, and their benefits hereunder shall be determined as if they had never been Non-Grandfather Members.

6.    Effective as of the close of business on December 31, 2018, Article 5 of the Riverwood International Employees Retirement Subplan of the Consolidated Plan is amended by adding the following new Section 5.09 to the end thereof:

5.09    Special Commencement Right Upon Termination
Notwithstanding anything in Article 4 or Article 5 to the contrary, certain individuals may elect to commence their benefits with an Annuity Starting Date on the Final Distribution Date (as defined below), in accordance with this Section.

(a)	Definitions. For purposes of this Section, each of the following terms when capitalized has the respective meaning set forth below:

(i)
Eligible Individual. An “Eligible Individual” is a vested Member, the Beneficiary of a deceased vested Member or the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code of a vested Member, who meets all of the requirements described in Subsections (A) through (C) below:

(A)	The Member, Beneficiary or alternate payee, as applicable, has not attained his or her Required Beginning Date on or before the Final Distribution Date;

(B)	The Member, Beneficiary or alternate payee, as applicable, has not commenced his or her benefit as of an Annuity Starting Date prior to the Final Distribution Date; and

(C)
No portion of the benefit of the Member, Beneficiary or alternate payee, as applicable, is subject to a qualified domestic relations order or other lien that is in effect or pending as of the Final Distribution Date and that would prohibit distribution of such benefit in the form of a single lump-sum payment.

(ii)
Final Distribution Date. The “Final Distribution Date” means the date as of which lump-sum payments will be made to Members, Beneficiaries and alternate payees in connection with the termination of the Plan. Within a reasonable period of time following the Final Distribution Date, the Plan’s remaining benefit liabilities shall be satisfied through payments to the PBGC or through the purchase of a group annuity contract from an insurance company selected by the Retirement Committee.

(iii)
Window Election Deadline. The “Window Election Deadline” means the earlier of (i) the date that is 60 days after an Eligible Individual initiates the process of commencing benefits under this Section, or (ii) such administrative date as the Retirement Committee may establish in its sole discretion, which shall be no later than the Final Distribution Date.

(iv)
Window Initiation Period. The “Window Initiation Period” means the period established by the Retirement Committee during which an Eligible Individual may elect to commence his pension pursuant to this Section.

(b)	Payment Options for Eligible Individuals. The following provisions apply to Eligible Individuals who commence their Plan benefits under this Section:

(i)
Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is eligible, or would be eligible if he or she terminated employment, to commence a normal retirement Pension under Section 4.01, a late retirement Pension under Section 4.02, an early retirement Pension under Section 4.03 or a vested Pension under Section 4.05 as of the Final Distribution Date, may elect to receive his or her Pension benefit in the form of a lump-sum payment pursuant to this Section or in any form of benefit otherwise available to the Eligible Individual under Section 5.02.

(ii)
Non-Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is otherwise not eligible to commence his or her benefit as of the Final Distribution Date even if he or she terminated employment, may elect to receive his or her Pension benefit in the form of:

(A)    a lump-sum payment pursuant to this Section,
(B)    a single life annuity under Section 5.02(a),

(C)
if the Eligible Individual is married on the Final Distribution Date, a Qualified Joint and Survivor Annuity, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee, or

(D)
if the Eligible Individual is married on the Final Distribution Date, a 75% joint and survivor annuity under Section 5.02(c) with the Eligible Individual’s Spouse as his or her Beneficiary, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee.

(iii)	Spousal Consent Requirements. The election of an Eligible Individual who is a Member to waive the normal form of benefit under Section 5.01(b) is subject to Spousal Consent.

(c)	Calculation of Benefits.

(i)
Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(i) hereof, the benefit payable under this Section shall be calculated under the provisions of the Plan that generally apply to the calculation of such benefit, but disregarding any limitation on the amount of lump sums otherwise payable under the terms of the Plan.

(ii)	Non-Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(ii) hereof, the benefit payable under this Section shall be of Equivalent Actuarial Value to the Eligible Individual’s Accrued Benefit using the actuarial assumptions for calculating lump sums.

(d)
Election Procedures. An Eligible Individual’s election to commence benefits under this Section must be made in accordance with procedures established by the Retirement Committee. An Eligible Individual’s election to receive payment under this Section must be (i) initiated by the Eligible Individual no later than the last day of the Window Initiation Period and (ii) completed by returning an election form postmarked on or before the Window Election Deadline, unless a later date is required by law due to a delay in the delivery of the election notice to the Eligible Individual. An Eligible Individual who does not notify the Retirement Committee of a change in his or her address by the date established by the Retirement Committee in order for the Eligible Individual to commence a benefit with an Annuity Starting Date on the Final Distribution Date, shall not be eligible to commence his or her benefit under this Section. An Eligible Individual who does not submit a completed election form (including any applicable Spousal Consent) in accordance with this subsection (d) may commence benefits only at the time and in the form determined under the Plan without regard to this Section.

7.    Effective as of the close of business on December 31, 2018, Article 5 of the Riverwood International Hourly Retirement Subplan of the Consolidated Plan is amended by adding the following new Section 5.09 to the end thereof:

5.09    Special Commencement Upon Termination
Notwithstanding anything in Article 4 or Article 5 to the contrary, certain individuals may elect to commence their benefits with an Annuity Starting Date on the Final Distribution Date (as defined below), in accordance with this Section.

(a)	Definitions. For purposes of this Section, each of the following terms when capitalized has the respective meaning set forth below:

(i)
Eligible Individual. An “Eligible Individual” is a vested Member, the Beneficiary of a deceased vested Member or the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code of a vested Member, who meets all of the requirements described in Subsections (A) through (C) below:

(A)	The Member, Beneficiary or alternate payee, as applicable, has not attained his or her Required Beginning Date on or before the Final Distribution Date;

(B)	The Member, Beneficiary or alternate payee, as applicable, has not commenced his or her benefit as of an Annuity Starting Date prior to the Final Distribution Date; and

(C)
No portion of the benefit of the Member, Beneficiary or alternate payee, as applicable, is subject to a qualified domestic relations order or other lien that is in effect or pending as of the Final Distribution Date and that would prohibit distribution of such benefit in the form of a single lump-sum payment.

(ii)
Final Distribution Date. The “Final Distribution Date” means the date as of which lump-sum payments will be made to Members, Beneficiaries and alternate payees in connection with the termination of the Plan. Within a reasonable period of time following the Final Distribution Date, the Plan’s remaining benefit liabilities shall be satisfied through payments to the PBGC or through the purchase of a group annuity contract from an insurance company selected by the Retirement Committee.

(iii)
Window Election Deadline. The “Window Election Deadline” means the earlier of (i) the date that is 60 days after an Eligible Individual initiates the process of commencing benefits under this Section, or (ii) such administrative date as the Retirement Committee may establish in its sole discretion, which shall be no later than the Final Distribution Date.

(iv)
Window Initiation Period. The “Window Initiation Period” means the period established by the Retirement Committee during which an Eligible Individual may elect to commence his pension pursuant to this Section.

(b)	Payment Options for Eligible Individuals. The following provisions apply to Eligible Individuals who commence their Plan benefits under this Section:

(i)
Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is eligible, or would be eligible if he or she terminated employment, to commence a normal Retirement Allowance under Section 4.01, a late Retirement Allowance under Section 4.02, an early Retirement Allowance under Section 4.03 or a vested Retirement Allowance under Section 4.04 as of the Final Distribution Date, may elect to receive his or her Retirement Allowance in the form of a lump-sum payment pursuant to this Section or in any form of benefit otherwise available to the Eligible Individual under Section 5.02.

(ii)
Non-Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is otherwise not eligible to commence his benefit as of the Final Distribution Date even if he or she terminated employment, may elect to receive his or her Retirement Allowance:

(A)    as a lump-sum payment pursuant to this Section,
(B)    under the “Life Only Option” described in Section 5.02(a),

(C)
if the Eligible Individual is married on the Final Distribution Date, as a Qualified Joint and Survivor Annuity, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee, or

(D)
if the Eligible Individual is married on the Final Distribution Date, under the 75% “Joint and Survivor Option” described in Section 5.02(a) with the Eligible Individual’s Spouse as his Beneficiary, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee.

(iii)	Spousal Consent Requirements. The election of an Eligible Individual who is a Member to waive the normal form of benefit under Section 5.01(b) is subject to Spousal Consent.

(c)	Calculation of Benefits.

(i)
Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(i) hereof, the benefit payable under this Section shall be calculated under the provisions of the Plan that generally apply to the calculation of such benefit, but disregarding any limitation on the amount of lump sums otherwise payable under the terms of the Plan.

(ii)
Non-Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(ii) hereof, the benefit payable under this Section shall be of Equivalent Actuarial Value to the Eligible Individual’s Accrued Benefit using the actuarial assumptions for calculating lump sums.

(d)
Election Procedures. An Eligible Individual’s election to commence benefits under this Section must be made in accordance with procedures established by the Retirement Committee. An Eligible Individual’s election to receive payment under this Section must be (i) initiated by the Eligible Individual no later than the last day of the Window Initiation Period and (ii) completed by returning an election form postmarked on or before the Window Election Deadline, unless a later date is required by law due to a delay in the delivery of the election notice to the Eligible Individual. An Eligible Individual who does not notify the Retirement Committee of a change in his or her address by the date established by the Retirement Committee in order for the Eligible Individual to commence a benefit with an Annuity Starting Date on the Final Distribution Date, shall not be eligible to commence his or her benefit under this Section. An Eligible Individual who does not submit a completed election form (including any applicable Spousal Consent) in accordance with this subsection (d) may commence benefits only at the time and in the form determined under the Plan without regard to this Section.

8.    Effective as of the date this Fourth Amendment is executed, the section of Appendix C of the Riverwood International Hourly Retirement Subplan of the Consolidated Plan entitled “PAPERBOARD DIVISION, WEST MONROE BENEFIT ACCRUALS FROZEN FOR CERTAIN MEMBERS AND ELIGIBILITY FROZEN TO NEW MEMBERS” is amended by adding to the end thereof the following new paragraph (7):

(7)
Notwithstanding the foregoing, Calvin R. Archie, Michael W. Hatten and Grenda L. Smith shall not be Non-Grandfathered Members, and their benefits hereunder shall be determined as if they had never been Non-Grandfather Members.

9.    Effective as of the close of business on December 31, 2018, Article 6 of the Core Document of the Altivity Packaging Pension Subplan for Hourly Employees of the Consolidated Plan is amended by adding the following new Section 6.6 to the end thereof:

6.6    Special Commencement Right Upon Termination
Notwithstanding anything in Article 5, Article 6, or the applicable Appendix to the contrary, certain individuals may elect to commence their benefits with an Annuity Starting Date on the Final Distribution Date (as defined below), in accordance with this Section.

(a)	Definitions. For purposes of this Section, each of the following terms when capitalized has the respective meaning set forth below:

(i)
Eligible Individual. An “Eligible Individual” is a vested Member, the Beneficiary of a deceased vested Member or the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code of a vested Member, who meets all of the requirements described in Subsections (A) through (C) below:

(A)	The Member, Beneficiary or alternate payee, as applicable, has not attained his or her Required Beginning Date on or before the Final Distribution Date;

(B)	The Member, Beneficiary or alternate payee, as applicable, has not commenced his or her benefit as of an Annuity Starting Date prior to the Final Distribution Date; and

(C)
No portion of the benefit of the Member, Beneficiary or alternate payee, as applicable, is subject to a qualified domestic relations order or other lien that is in effect or pending as of the Final Distribution Date and that would prohibit distribution of such benefit in the form of a single lump-sum payment.

(ii)
Final Distribution Date. The “Final Distribution Date” means the date as of which lump-sum payments will be made to Members, Beneficiaries and alternate payees in connection with the termination of the Plan. Within a reasonable period of time following the Final Distribution Date, the Plan’s remaining benefit liabilities shall be satisfied through payments to the PBGC or through the purchase of a group annuity contract from an insurance company selected by the Retirement Committee.

(iii)
Window Election Deadline. The “Window Election Deadline” means the earlier of (i) the date that is 60 days after an Eligible Individual initiates the process of commencing benefits under this Section, or (ii) such administrative date as the Retirement Committee may establish in its sole discretion, which shall be no later than the Final Distribution Date.

(iv)
Window Initiation Period. The “Window Initiation Period” means the period established by the Retirement Committee during which an Eligible Individual may elect to commence his pension pursuant to this Section.

(b)	Payment Options for Eligible Individuals. The following provisions apply to Eligible Individuals who commence their Plan benefits under this Section:

(i)
Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is eligible, or would be eligible if he or she terminated employment, to commence a normal retirement Pension under Section 5.1, a late retirement Pension under Section 5.2, an early retirement Pension under Section 5.3 or a vested Pension under Section 5.5 (or, with respect to an Eligible Individual covered under Appendix 50, a normal retirement benefit under

Section 5.1(a) of Appendix 50, a delayed retirement benefit under Section 5.1(d) of Appendix 50, an early retirement benefit under Section 5.1(b) of Appendix 50 or a vested retirement benefit under Section 5.6 of Appendix 50) as of the Final Distribution Date, may elect to receive his or her Pension benefit in the form of a lump-sum payment pursuant to this Section or in any form of benefit otherwise available to the Eligible Individual under Section 6.2 (or, with respect to an Eligible Individual covered under Appendix 50, under Section 5.7 of Appendix 50).

(ii)
Non-Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is otherwise not eligible to commence his benefit as of the Final Distribution Date even if he or she terminated employment, may elect to receive his or her Pension benefit in the form of:

(A)    a lump-sum payment pursuant to this Section,

(B)	a single life annuity under Section 6.2(a) (or, with respect to an Eligible Individual covered under Appendix 50, under Section 5.7(b)(1) of Appendix 50),

(C)
if the Eligible Individual is married on the Final Distribution Date, a Qualified Joint and Survivor Annuity, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee, or

(D)
if the Eligible Individual is married on the Final Distribution Date, a 75% joint and survivor annuity under Section 6.2(c) (or, with respect to an Eligible Individual covered under Appendix 50, a qualified optional survivor annuity as described in Section 5.7(b) of Appendix 50) with the Eligible Individual’s Spouse as his Beneficiary, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee.

(iii)
Spousal Consent Requirements. The election of an Eligible Individual who is a Member to waive the normal form of benefit under Section 6.1(b) (or, with respect to an Eligible Individual covered under Appendix 50, under Section 5.7(a) of Appendix 50) is subject to the Spousal Consent, as described in Section 7.1(a)(ii) (or, with respect to an Eligible Individual covered under Appendix 50, in Section 5.7(a)(2) of Appendix 50).

(c)	Calculation of Benefits.

(i)
Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(i) hereof, the benefit payable under this Section shall be calculated under the provisions of the Plan that generally apply to the calculation of such benefit, but disregarding any limitation on the amount of lump sums otherwise payable under the terms of the Plan.

(ii)
Non-Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(ii) hereof, the benefit payable under this Section shall be of Equivalent Actuarial Value to the Eligible Individual’s Accrued Benefit using the actuarial assumptions for calculating lump sums.

(d)
Election Procedures. An Eligible Individual’s election to commence benefits under this Section must be made in accordance with procedures established by the Retirement Committee. An Eligible Individual’s election to receive payment under this Section must be (i) initiated by the Eligible Individual no later than the last day of the Window Initiation Period and (ii) completed by returning an election form postmarked on or before the Window Election Deadline, unless a later date is required by law due to a delay in the delivery of the election notice to the Eligible Individual. An Eligible Individual who does not notify the Retirement Committee of a change in his or her address by the date established by the Retirement Committee in order for the Eligible Individual to commence a benefit with an Annuity Starting Date on the Final Distribution Date, shall not be eligible to commence his or her benefit under this Section. An Eligible Individual who does not submit a completed election form (including any applicable Spousal Consent) in accordance with this subsection (d) may commence benefits only at the time and in the form determined under the Plan without regard to this Section.

10.    Effective as of the close of business on December 31, 2018, Article VI of the Field Container Company, L.P. and Related Entities Pension Subplan of the Consolidated Plan is amended by adding the following new Section 6.13 to the end thereof:

6.13    Special Commencement Right During 2015
Notwithstanding anything in Article IV or Article VI to the contrary, certain individuals may elect to commence their benefits with a Payment Date on the Final Distribution Date (as defined below), in accordance with this Section.

(a)	Definitions. For purposes of this Section, each of the following terms when capitalized has the respective meaning set forth below:

(i)	Eligible Individual. An “Eligible Individual” is a vested Participant, the Beneficiary of a deceased vested Participant or the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code of a vested Participant, who meets all of the requirements described in Subsections (A) through (C) below:

(A)	The Participant, Beneficiary or alternate payee, as applicable, has not attained his or her Required Beginning Date on or before the Final Distribution Date;

(B)	The Participant, Beneficiary or alternate payee, as applicable, has not commenced his or her benefit as of an Annuity Starting Date prior to the Final Distribution Date; and

(C)
No portion of the benefit of the Participant, Beneficiary or alternate payee, as applicable, is subject to a qualified domestic relations order or other lien that is in effect or pending as of the Final Distribution Date and that would prohibit distribution of such benefit in the form of a single lump-sum payment.

(ii)
Final Distribution Date. The “Final Distribution Date” means the date as of which payments will be made to Participants, Beneficiaries and alternate payees in connection with the termination of the Plan. Within a reasonable period of time following the Final Distribution Date, the Plan’s remaining benefit liabilities shall be satisfied through payments to the PBGC or through the purchase of a group annuity contract from an insurance company selected by the Retirement Committee.

(iii)
Window Election Deadline. The “Window Election Deadline” means the earlier of (i) the date that is 60 days after an Eligible Individual initiates the process of commencing benefits under this Section, or (ii) such administrative date as the Retirement Committee may establish in its sole discretion, which shall be no later than the Final Distribution Date.

(iv)
Window Initiation Period. The “Window Initiation Period” means the period established by the Retirement Committee during which an Eligible Individual may elect to commence his pension pursuant to this Section.

(b)
Payment Options for Eligible Individuals. An Eligible Individual may elect to receive his or her Retirement Benefit in the form of a lump-sum payment pursuant to this Section or in any form of benefit otherwise available to the Eligible Individual under Section 6.3. The election of an Eligible Individual who is a Participant to waive the normal form of benefit under Section 6.1(a) is subject to Spousal Consent.

(c)
Calculation of Benefits. The benefit payable under this Section shall be calculated under the provisions of the Plan that generally apply to the calculation of such benefit, but disregarding any limitation on the amount of lump sums otherwise payable under the terms of the Plan.

(d)
Election Procedures. An Eligible Individual’s election to commence benefits under this Section must be made in accordance with procedures established by the Retirement Committee. An Eligible Individual’s election to receive payment under this Section must be (i) initiated by the Eligible Individual no later than the last day of the Window Initiation Period and (ii) completed by returning an election form postmarked on or before the Window Election Deadline, unless a later date is required by law due to a delay in the delivery of the election notice to the Eligible Individual. An Eligible Individual who does not notify the Retirement Committee of a change in his or her address by the date established by the Retirement Committee in order for the Eligible Individual to commence a benefit with a Payment Date on the Final Distribution Date, shall not be eligible to commence his or her benefit under this Section. An Eligible Individual who does not submit a completed election form (including any applicable Spousal Consent) in accordance with this subsection (d) may commence benefits only at the time and in the form determined under the Plan without regard to this Section.

11.    Effective as of the close of business on December 31, 2018, Article VII of the Mid-America Packaging Retirement Subplan of the Consolidated Plan is amended by adding the following new Section 7.14 to the end thereof:

7.14    Special Commencement Right Upon Termination
Notwithstanding anything in Article V, Article VI, or Article VII to the contrary, certain individuals may elect to commence their benefits with an Annuity Commencement Date on the Final Distribution Date (as defined below), in accordance with this Section.

(a)	Definitions. For purposes of this Section, each of the following terms when capitalized has the respective meaning set forth below:

(i)
Eligible Individual. An “Eligible Individual” is a vested Participant, the Beneficiary of a deceased vested Participant or the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code of a vested Participant, who meets all of the requirements described in Subsections (A) through (C) below:

(A)	The Participant, Beneficiary or alternate payee, as applicable, has not attained his or her Required Beginning Date on or before the Final Distribution Date;

(B)	The Participant, Beneficiary or alternate payee, as applicable, has not commenced his or her benefit as of an Annuity Starting Date prior to the Final Distribution Date; and

(C)
No portion of the benefit of the Participant, Beneficiary or alternate payee, as applicable, is subject to a qualified domestic relations order or other lien that is in effect or pending as of the Final Distribution Date and that would prohibit distribution of such benefit in the form of a single lump-sum payment.

(ii)
Final Distribution Date. The “Final Distribution Date” means the date as of which payments will be made to Participants, Beneficiaries and alternate payees in connection with the termination of the Plan. Within a reasonable period of time following the Final Distribution Date, the Plan’s remaining benefit liabilities shall be satisfied through payments to the PBGC or through the purchase of a group annuity contract from an insurance company selected by the Retirement Committee.

(iii)
Window Election Deadline. The “Window Election Deadline” means the earlier of (i) the date that is 60 days after an Eligible Individual initiates the process of commencing benefits under this Section, or (ii) such administrative date as the Retirement Committee may establish in its sole discretion, which shall be no later than the Final Distribution Date.

(iv)
Window Initiation Period. The “Window Initiation Period” means the period established by the Retirement Committee during which an Eligible Individual may elect to commence his pension pursuant to this Section.

(b)	Payment Options for Eligible Individuals. The following provisions apply to Eligible Individuals who commence their Plan benefits under this Section:

(i)
Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is eligible, or would be eligible if he or she terminated employment, to commence a Normal or Deferred Retirement Benefit under Section 5.1, an Early Retirement Benefit under Section 5.3 or a Deferred Vested Benefit under Section 6.5 as of the Final Distribution Date, may elect to receive his or her Plan benefit in the form of a lump-sum payment pursuant to this Section or in any form of benefit otherwise available to the Eligible Individual under Section 7.1 or Section 7.2.

(ii)
Non-Retirement-Eligible Individual. An Eligible Individual who, as of the Final Distribution Date, is otherwise not eligible to commence his benefit as of the Final Distribution Date even if he or she terminated employment, may elect to receive his or her Plan benefit in the form of:

(A)    a lump-sum payment pursuant to this Section,
(B)    a Life Annuity,

(C)
if the Eligible Individual is married on the Final Distribution Date, a Qualified Joint and Survivor Annuity, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee, or

(D)
if the Eligible Individual is married on the Final Distribution Date, a 75% Joint and Survivor Annuity under Section 7.2(a) with the Eligible Individual’s Eligible Spouse as his Beneficiary, provided this form of distribution will not be available to an Eligible Individual who is a Beneficiary or an alternate payee.

(iii)
Spousal Consent Requirements. The election of an Eligible Individual who is a Participant to waive the normal form of benefit under Section 7.1(a)(i) is subject to the spousal consent requirements of Section 7.1(b).

(c)	Calculation of Benefits.

(i)
Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(i) hereof, the benefit payable under this Section shall be calculated under the provisions of the Plan that generally apply to the calculation of such benefit, but disregarding any limitation on the amount of lump sums otherwise payable under the terms of the Plan.

(ii)
Non-Retirement-Eligible Individual. With respect to an Eligible Individual described in subsection (b)(ii) hereof, the benefit payable under this Section shall be Actuarially Equivalent to the Eligible Individual’s Accrued Benefit using the actuarial assumptions for calculating lump sums.

(d)
Election Procedures. An Eligible Individual’s election to commence benefits under this Section must be made in accordance with procedures established by the Retirement Committee. An Eligible Individual’s election to receive payment under this Section must be (i) initiated by the Eligible Individual no later than the last day of the Window Initiation Period and (ii) completed by returning an election form postmarked on or before the Window Election Deadline, unless a later date is required by law due to a delay in the delivery of the election notice to the Eligible Individual. An Eligible Individual who does not notify the Retirement Committee of a change in his or her address by the date established by the Retirement Committee in order for the Eligible Individual to commence a benefit with a Payment Date on the Final Distribution Date, shall not be eligible to commence his or her benefit under this Section. An Eligible Individual who does not submit a completed election form (including any applicable Spousal Consent) in accordance with this subsection (d) may commence benefits only at the time and in the form determined under the Plan without regard to this Section.

BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Fourth Amendment to the GPI US Consolidated Pension Plan this 20th day of December, 2018.

GRAPHIC PACKAGING INTERNATIONAL, LLC RETIREMENT COMMITTEE MEMBERS

/s/ Stephen R. Scherger
Stephen R. Scherger

/s/ Carla J. Chaney
Carla J. Chaney

/s/ Brad Ankerholz
Brad Ankerholz

/s/ Debbie Frank
Debbie Frank

/s/ Brian A. Wilson
Brian A. Wilson